Investor Presentation January 2016 Exhibit 99.01

Safe Harbor Statement Statements contained in this presentation that state the company’s or management’s expectations or predictions of the future are forward–looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words “believe,” “expect,” “should,” “estimates,” “intend,” and other similar expressions identify forward–looking statements. It is important to note that actual results could differ materially from those projected in such forward–looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see Valero’s annual reports on Form 10-K and quarterly reports on Form 10-Q, filed with the Securities and Exchange Commission, and available on Valero’s website at www.valero.com.

Who We Are World’s Largest Independent Refiner 15 refineries, 3 million barrels per day (BPD) of high-complexity throughput capacity Greater than 70% of refining capacity located in U.S. Gulf Coast and Mid-Continent Approximately 10,000 employees Operator of Liquids-Focused Logistics Assets General partner and majority owner of Valero Energy Partners LP (NYSE: VLP), a fee-based master limited partnership (MLP) Significant inventory of logistics assets within Valero Wholesale Fuels Marketer Volumes distributed through branded and unbranded channels Approximately 7,400 marketing sites in the U.S., Canada, United Kingdom and Ireland Brands include Valero, Ultramar, Texaco, Shamrock, Diamond Shamrock and Beacon One of North America’s Largest Renewable Fuels Producers 11 corn ethanol plants, 1.3 billion gallons per year (85,000 BPD) production capacity Operator and 50% owner of Diamond Green Diesel joint venture – 10,800 BPD renewable diesel production capacity

Strong U.S. Gulf Coast and Mid-Continent Presence Refineries and ethanol plants are in advantaged locations See slide 21 for capacities

Current Macro Environment Abundant global supply of crude oil and natural gas Forecasted world GDP growth Structural product shortage in Latin America, Europe, Africa and Eastern Canada Demand response to lower product prices SUPPLY DEMAND North American logistics build out adds efficiency and removes mid-continent bottlenecks 2 See slide 20 in Appendix for notes regarding this slide. See slides 27-30 for supply and demand details. Expect ample supply to keep prices low, which should continue driving increased petroleum demand. Do not expect a significant impact to our operations by the repeal of the crude export ban. 1 3 4 5

Safety and Reliability are Imperative for Profitability See slide 20 in Appendix for notes regarding this slide. Operate Safely and Reliably

Peer Leading Refinery Complexity and Lowest Cost Operator Drives Profitability See slide 20 in Appendix for notes regarding this slide. 2015 YTD through Sep 30. Expand Commercial and Operational Flexibility

Leader in Location-Advantaged CDU Capacity and Our U.S. Gulf Coast Assets Have Flexible Feed Slates Expand Commercial and Operational Flexibility See slide 20 in Appendix for notes regarding this slide. Capacities as of Jan 1, 2016.

Our Portfolio Facilitates Optimization of Product Exports Distillate Gasoline Expand Commercial and Operational Flexibility Actual export volumes for 2011 – Nov 2015. See slide 20 in Appendix for notes regarding this slide.

Capital Allocation Maintain Strong Balance Sheet (1)Debt-to-cap ratio based on total debt reduced by $2 billion of cash. Disciplined Capital Management to Unlock Value Sustaining Capex Approximately $1.5 billion of annual spend Key to safe and reliable operations Dividend Strategy is to maintain a sustainable dividend Non-Discretionary Growth Capex Prioritize higher-value, higher-growth, quicker payback opportunities Cash Returns Stock buybacks afford flexibility to return cash and manage capital employed Dividend increases compete for cash flow versus reinvestments Acquisitions Evaluate versus alternative uses of cash Discretionary Maintain investment grade credit rating and strong balance sheet Target 20% to 30% debt-to-cap ratio(1) 1 2 3

31% INCREASE from 2015 Capital Investments Focused on Maintaining Asset Base, Enhancing Margins, and Growing Logistics $2.65 billion 2015 capital program expected to be under budget, mostly in discretionary spending Targeting $2.6 billion in 2016 Includes some 2015 carry forward 2016 growth investments 55% allocated to logistics Approximately 95% MLP-eligible Expect cash proceeds to VLO via drop downs to VLP 45% allocated to asset optimization Advantaged feedstocks and upgrading Focused on shorter payback cycle projects Hurdle rate of 25% IRR Disciplined Capital Management to Unlock Value

Investing in Asset Optimization

Light Crude

- 160 MBPD total new topping capacity at Corpus Christi and Houston refineries to process up to 50 API sweet crude
- Replaces approximately 55 MBPD of purchased low sulfur resid for FCCs with indigenous production
- Expect net throughput capacity increase of about 105 MBPD and annual EBITDA contribution of approximately $430 MM using 2015 prices
- New Corpus Christi CDU commissioned Dec 2015
- Expect Houston CDU to start up in 2Q16

Distillate

- Hydrocracker capacity addition (+15 MBPD) at Port Arthur completed Oct 2015
- Expect St. Charles hydrocracker expansion (+15 MBPD) to be completed in 1H16
- Combined distillate yield increase of approximately 23 MBPD

Gasoline & Other

- Houston Alkylation unit
  - 13 MBPD unit increases gasoline yield
  - Upgrades low-cost NGLs to premium-priced alkylate
  - Investment decision expected in 1Q16 and startup in 2018 if approved
- Other investments under development:
  - Octane Enhancement
  - Feedstock Flexibility
  - FCC Feed Desalting
  - Cogeneration

12 Disciplined Capital Management to Unlock Value

Investing to Improve Access to North American Crude Diamond Pipeline 440 miles of 20-inch pipe (200 MBPD capacity) connecting Memphis to Cushing, OK Provides supply flexibility and ability to improve crude blend quality Approximately $900 MM total project cost Exercised option in Dec 2015 to acquire 50% interest; approximately $140 MM spent in 2015 and $280 MM budgeted in 2016 Expect to receive cash proceeds if 50% interest is dropped to VLP and 12% pre-tax IRR for VLP Disciplined Capital Management to Unlock Value

Delivering High Cash Returns to Stockholders is One of Our Priorities 75% total payout target for 2015 and 2016; exceeded target for 2015 2015 YTD includes actual dividends and estimated buybacks, pending year-end close and settlement. Payout ratio as percent of 2015 net income. Disciplined Capital Management to Unlock Value

VLO owns entire 2% GP interest, all incentive distribution rights, and 67.1% LP interests High-quality assets integrated with VLO’s system Fee-based, liquids-focused revenue generation with no direct commodity price exposure Our Sponsored MLP Valero Energy Partners (NYSE:VLP) Summary 22% CAGR over MQD * This is the minimum quarterly distribution (MQD). The actual distribution was smaller as it was prorated for the period of December 16 – 31. 118% increase in unit price and 45% increase in quarterly cash distribution over MQD (22% CAGR as of 3Q15 distribution) $1.3 billion of drop down transactions completed Accomplishments since IPO Disciplined Capital Management to Unlock Value

More Than $1 Billion of Estimated MLP Eligible EBITDA Inventory Racks, Terminals, and Storage(1) Over 80 million barrels of active shell capacity for crude and products 139 truck rack bays Rail Three crude unloading facilities with estimated total capacity of 150 MBPD 5,320 purchased railcars, expected to serve long-term needs in ethanol and asphalt Pipelines(1) Over 1,200 miles of active pipelines 440-mile Diamond Pipeline from Cushing to Memphis expected to be commissioned in 1H17 Marine(1) 51 docks Two Panamax class vessels (1)Includes assets that have other joint venture or minority interests. Disciplined Capital Management to Unlock Value Wholesale Fuels Marketing Approximately 800 MBPD fuels distribution volume

Renewables Business Renewables Operations 11 ethanol plants with 1.3 billion gallons total annual production capacity Low capital investment with scale and location in corn belt Operational best practices transferred from refining Diamond Green Diesel plant 50-50 JV with approximately 11 MBPD of renewable diesel production capacity Disciplined Capital Management to Unlock Value Renewables Outlook Low crude and gasoline prices expected to challenge ethanol margins Expect ethanol demand to be strong globally, driven by increasing usage mandates, low absolute finished gasoline prices, and increased vehicle miles traveled Expect renewable diesel margins to be supported by increased usage mandates and carbon pricing Ethanol plant in Linden, Indiana

We Believe Valero is an Excellent Investment Chart data sources: Bloomberg and Goldman Sachs as of Dec 31, 2015. See slide 20 in Appendix for notes regarding this slide. We Believe VLO is Undervalued Disciplined management team Strong financial position Favorable macro environment Proven operations excellence Reliability drives profitability Delivering industry-leading returns Disciplined investing to drive earnings growth Unlocking value through growth in MLP-eligible assets and drop-downs to VLP Demonstrated commitment to capital allocation to stockholders

Appendix Contents Topic Pages Notes 20 Refining Operating Statistics 21 – 23 Natural Gas Cost Sensitivity 24 Crude Oil Transportation 25 – 26 Fundamentals 27 – 30 Valero Energy Partners LP 31 – 34 Investor Relations Contacts 35

Notes Slide 5 Macro environment themes represent industry consultant views. Slide 6 Contractor total recordable incident rate from U.S. Bureau of Labor Statistics. Tier 1 process safety event defined within API Recommended Practice 754. Industry benchmarking and VLO performance statistics from Solomon Associates and Valero. Slide 7 Nelson Complexity Index for HFC, TSO, and MPC from company presentations. PSX’s Nelson Complexity calculated per Oil and Gas Journal NCI formula based on crude capacities in company 10-K and process unit capacities in Oil and Gas Journal as of January 1, 2015. Total company NCI is weighted average for refineries. Refining cash operating expenses per barrel of throughput, excluding D&A, from company 10-Qs for MPC, TSO, and HFC. PSX operating expense data from Scotia Howard Weil. Slide 8 Crude distillation capacities from company 10-Ks and presentations, grouped by geographic location. Valero’s U.S. Gulf Coast feedstock ranges are based upon quarterly processing rates between 1Q10 and 3Q15. Slide 9 Valero’s potential future gasoline and distillate export capacities are based upon potential expansion opportunities at the St. Charles and Port Arthur refineries. Slide 18 Peer groups total stockholder return (TSR), 2016E return on capital employed (ROCE), and 2016E price to earnings ratios (P/E) consist of PSX, MPC, TSO, HFC, PBF, WNR, and DK. ROCE is calculated as earnings before interest and taxes, divided by the sum of stockholders’ equity and debt.

Our Refining Capacity and Nelson Complexity Refinery Capacities (MBPD)(1) Nelson Complexity Index Throughput Crude Corpus Christi(2) 370 275 19.9 Houston 175 90 15.4 Meraux 135 125 9.7 Port Arthur 375 335 12.4 St. Charles 305 215 16.0 Texas City 260 225 11.1 Three Rivers 100 89 13.2 U.S. Gulf Coast 1,720 1,354 14.0 Ardmore 90 86 12.1 McKee 200 195 9.5 Memphis 195 180 7.9 U.S. Mid-Continent 485 461 9.3 Pembroke 270 210 10.1 Quebec City 235 230 7.7 North Atlantic 505 440 8.9 Benicia 170 145 16.1 Wilmington 135 85 15.9 U.S. West Coast 305 230 16.0 Total 3,015 2,485 12.4* (1)Capacities as of Jan 1, 2016. (2)Represents the combined capacities of two refineries—Corpus Christi East and Corpus Christi West. *Weighted average.

Reliability Initiatives Have Improved Refinery Availability and Enabled Higher Utilization 2015 YTD through Sep 30.

Valero Utilized 95 Percent of Its Available Light Crude Capacity in North America in 3Q15 McKee Refinery Crude Unit Expansion 27 MBPD additional capacity, completed 4Q15 Distillate recovery improvements Corpus Christi Refinery Crude Unit 70 MBPD new capacity, started up late 4Q15 Displaces 25 MBPD intermediate feedstock purchases Houston Refinery Crude Unit 90 MBPD capacity expected 2Q16 Displaces 30 MBPD intermediate feedstock purchases Actual light crude consumption less than capacity due to economics and turnaround maintenance. Includes imported foreign sweet crudes.

U.S. Natural Gas Provides Opex and Feedstock Cost Advantages Estimated per barrel cost of 864,000 mmBtu/day of natural gas consumption at 92% refinery throughput capacity utilization, or 2.7 MMBPD. $1.2 billion higher pre-tax annual costs $800 MM higher pre-tax annual costs Our refining operations consume approximately 864,000 mmBtu/day of natural gas, split almost equally between operating expense and cost of goods sold Significant annual pre-tax cost savings compared to refiners in Europe or Asia Prices expected to remain low and disconnected from global oil and gas markets

Estimated Crude Oil Transportation Costs to Houston Pipe $2 to $4/bbl USGC to USEC U.S. Ship $4/bbl USGC to Canada Foreign Ship $2/bbl U.S. Ship $4 to $5/bbl Brent to USEC $2/bbl to USEC Rail $10 to $11/bbl to St. James Rail $9/bbl Cushing Midland to Houston Pipe $3/bbl Corpus Christi to Houston $1 to $2/bbl to West Coast Rail $11 to $13/bbl Alberta to Bakken $1 to $2/bbl Rail $9/bbl Alberta to Eastern Canada Rail $9 to $10/bbl Bakken to Cushing Rail $7/bbl to Cushing Pipe $5 to $6/bbl USGC to Europe Foreign Ship $2-3/bbl Houston to St. James $1 to $2 /bbl

KEY Trunkline 400 Flanagan 600 Pipeline Takeaway Capacity Additions Have Increased Crude Competition in the U.S. Gulf Coast TransCanada Mainline Conversion 1,100 TMX 890 Keystone XL 700 Grand Mesa / Saddlehorn 350 Niobrara Seaway 450 Completed 2014 – 15 2016 or Later Startup Capacities in MBPD. Pipeline completion and startup dates are subject to change. Southern Access (phase2) 300 Line 9B Reversal 240 Cactus 250 BridgeTex 300 XL 700 Cushing ETP Dakota Access 450 Bakken Alberta Clipper 230 Alberta Bayou Bridge 250 Midland to Sealy 450 Permian Express II 200 Permian Eagle Ford Pipeline takeaway capacity additions expected to increase market liquidity and crude competition in U.S. Gulf Coast Discounts for inland crudes versus WTI and Brent expected to narrow Eagle Ford and Houston WTI likely to price at quality adjusted differentials to LLS

Production Growth Provides Resource Advantage to North American Refiners Source: DOE, 2015 data through September

Source: Consultant and Valero estimates. Net Global Refinery CDU Additions = New Capacity + Restarts – Announced Closures. Global Petroleum Demand Growth Expected to Outpace Refinery Capacity Expansion

Gasoline represents all finished gasoline plus all blendstocks (including ethanol, MTBE, and other oxygenates) Source: DOE Petroleum Supply Monthly data through September 2015. 4 Week Average estimate from Weekly Petroleum Statistics Report and Valero estimates. U.S. Gasoline Exports

Source: DOE Petroleum Supply Monthly data through September 2015. 4 Week Average estimate from Weekly Petroleum Statistics Report. U.S. Diesel Exports 12 Month Moving Average (MBPD)

VLP’s Competitive Strengths Strong Sponsor Strategic relationship with investment grade sponsor VLO Quality Assets High quality, well maintained assets integrated with VLO’s refineries and located in advantaged regions Stable Revenues Stable and predictable cash flows from long term, fee-based contracts with no direct exposure to commodity price risks High level of minimum volume commitments from VLO Strong Balance Sheet Minimal debt and ample liquidity provides opportunities for accretive acquisitions Targeting investment grade credit ratings Long Runway for Growth Drop downs from sponsor to primarily fuel growth Opportunities to diversify business and develop third party volumes as VLP matures Top Tier Distribution Growth 22% CAGR for distributions since IPO Targeting distributions to grow at about 25% for next couple of years

VLP Assets Located in U.S. Gulf Coast and Mid-Continent VLP’s assets are integrated with Valero’s refining system (1)Total consideration value. Texas Crude Systems McKee, Three Rivers, Wynnewood July 1, 2014 - $154 mm(1) Houston and St. Charles Terminals March 1, 2015 - $671 mm(1) Corpus Christi Terminals October 1, 2015 - $465 mm(1) IPO assets Drop downs

Valero’s GP Interest in VLP Nearing the “High Splits” Target Quarterly Distribution per Unit Marginal Percentage Interest in Distributions Unitholders GP Minimum $0.2125 98% 2% First target above $0.2125 up to $0.244375 98% 2% Second target above $0.244375 up to $0.265625 85% 15% Third target above $0.265625 up to $0.31875 75% 25% Thereafter above $0.31875 50% 50% 3Q15 distribution at $0.3075 per unit Valero’s GP interest in VLP should reach the 50% split for the 4Q15 distribution, which we expect to be declared and paid in 2016

VLP Unit Price Has Outperformed Peers in 2015 Prices through Dec 31 close.

Investor Relations Contacts For more information, please contact: John Locke Vice President, Investor Relations 210.345.3077 john.locke@valero.com Karen Ngo Manager, Investor Relations 210.345.4574 karen.ngo@valero.com